SCHEDULE 14A

                                 (Rule 14a-101)

                            SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934


Filed by the Registrant [X]
Filed by a Party other thn the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement

[_] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[X]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material under Rule 14a-12

                                  iParty Corp.
 ................................................................................
                (Name of Registrant as Specified In Its Charter)
 ................................................................................

    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No Fee Required
[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

      1) Title of each class of securities to which transaction applies:

      ..........................................................................
      2) Aggregate number of securities to which transaction applies:

      ..........................................................................
      3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

      ..........................................................................
      4) Proposed maximum aggregate value of transaction:

      ..........................................................................
      5) Total fee paid:

      ..........................................................................
      [_] Fee paid previously with written preliminary materials.

      [_] Check box if any part of the fee is offset as provided by Exchange Act
          Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      1) Amount Previously Paid:

      ..........................................................................

      2) Form, Schedule or Registration Statement No.:

      ..........................................................................

      3) Filing Party:

      ..........................................................................
      4) Date Filed

      ..........................................................................

                                  iParty Corp.
                                1457 VFW Parkway
                             West Roxbury, MA 02132


                                 April 30, 2001





Dear Stockholders:

         You are cordially invited to attend the 2001 Annual Meeting of Stockholders of iParty Corp., to be held at 10:00 a.m., local time, on Monday, June 18, 2001, at the offices of Posternak, Blankstein & Lund, L.L.P located at 100 Charles River Plaza, Boston, MA 02114. The attached Notice of Annual Meeting and Proxy Statement describe the matters to be acted upon at the meeting. I urge you to review them carefully.

         It is important that your shares be represented and voted at the meeting. Whether or not you personally plan to attend the meeting, please take a few moments now to sign, date and return your proxy in the enclosed postage-paid envelope. This will not limit your right to vote in person should you wish to attend the meeting. Regardless of the number of shares you own, your presence by proxy is important to establish a quorum, and vote is important for proper corporate governance.

         Thank you for your interest in iParty Corp.



                                                     Sincerely,


                                                     Sal Perisano
                                                     Chief Executive Officer
                                  iParty Corp.
                                1457 VFW Parkway
                             West Roxbury, MA 02132
                         ------------------------------



                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                            TO BE HELD JUNE 18, 2001

                          -----------------------------


NOTICE IS HEREBY GIVEN that the annual meeting (the "Annual Meeting") of Stockholders of iParty Corp. (the "Company") will be held at the offices of Posternak, Blankstein & Lund, L.L.P located at 100 Charles River Plaza, Boston, MA 02114, on Monday, the 18th day of June 2001, at 10:00 a.m., local time, for the following purposes, all as more fully described in the attached Proxy
Statement:

(1) To elect five directors to the Board of Directors who shall serve until the 2002 Annual Meeting of Stockholders, or until their successors have been elected and qualified;

(2) To authorize an amendment to the Company's Restated Certificate of Incorporation to increase the total number of shares of Common Stock that the Company shall have the ability to issue from 50,000,000 to 150,000,000;

(3)      To  authorize  an  amendment  to  the  Company's   1998  Incentive  and
         Nonqualified Stock Option Plan (the "Plan") to increase the number of shares authorized for issuance under the Plan;

(4) To ratify the appointment of Arthur Andersen LLP as the Company's independent public accountants for the fiscal year ending December 29, 2001; and

(5) To transact such other business as may properly come before the Annual Meeting or any adjournment thereof.

         The Board of Directors has fixed the close of business on April 27, 2001 as the record date for the determination of the stockholders of the Company entitled to notice of, and to vote at, the Annual Meeting. Representation of at least a majority of all outstanding shares of Common Stock is required to constitute a quorum. Accordingly, it is important that your stock be represented at the Annual Meeting. The list of stockholders entitled to vote at the Annual Meeting will be available for examination by any stockholder at the Company's offices at 1457 VFW Parkway, West Roxbury, MA 02132 for ten (10) days prior to June 18, 2001.

         You are requested to date, sign and return the accompanying form of proxy in the envelope enclosed for that purpose (to which no postage need be affixed if mailed in the United States) whether or not you expect to attend the meeting in person. The proxy is revocable by you at any time prior to its exercise and will not affect your right to vote in person in the event you attend the meeting or any adjournment thereof. The prompt return of the proxy will be of assistance in preparing for the meeting and your cooperation in this respect will be appreciated.

                                              By Order of the Board of Directors


                                              Daniel DeWolf, Secretary

New York, New York
April 30, 2001
                                  iParty Corp.
                                1457 VFW Parkway
                             West Roxbury, MA 02132


               Proxy Statement For Annual Meeting of Stockholders
                           To Be Held on June 18, 2001


                                  INTRODUCTION

         This Proxy Statement and the accompanying proxy are being furnished to stockholders of record of iParty Corp. (the "Company") as of April 27, 2001, in connection with the solicitation by the Board of Directors of the Company of proxies by the Board of Directors for use in voting at the Annual Meeting of Stockholders to be held at the offices of Posternak, Blankstein & Lund, L.L.P located at 100 Charles River Plaza, Boston, MA 02114, at 10:00 a.m., local time, or at any and all adjournments thereof (the "Annual Meeting"), for the purposes stated in the Notice of Annual Meeting of Stockholders to which this Proxy Statement is annexed.

         If the enclosed proxy is properly signed and returned, your shares will be voted on all matters that properly come before the Annual Meeting for a vote. If instructions are specified in your signed proxy with respect to the matters being voted upon, your shares will be voted in accordance with your instructions. If no instructions are so specified, your shares will be voted FOR the election of the nominees named in Proposal 1, FOR the approval of Proposal 2 (to authorize the amendment to the Company's Restated Certificate of Incorporation) FOR Proposal 3 (to authorize the amendment to the Company's 1998 Incentive and Nonqualified Stock Option Plan (the "Plan")) and FOR the approval of Proposal 4 (ratification of independent public accountants for the year ending December 29, 2001). In their discretion, the proxies are authorized to consider and vote upon such matters incident to the conduct of the Annual Meeting and upon such other business matters or proposals as may properly come before the Annual Meeting that the Board of Directors of the Company did not know, within a reasonable time prior to this solicitation, would be presented at the Annual Meeting.

         Your proxy may be revoked at any time prior to being voted by: (1) filing with the Secretary of the Company at the above address, written notice of such revocation, (2) submitting a duly executed proxy bearing a later date or
(3) attending the Annual Meeting and giving the Secretary notice of your intention to vote in person.

         On or about April 30, 2001, this Proxy Statement and the accompanying proxy, are being mailed to each stockholder of record at the close of business on April 27, 2001 (the "Record Date").

                                VOTING SECURITIES

         The Board of Directors has fixed the close of business on April 27, 2001 as the Record Date for the determination of stockholders entitled to notice of the Annual Meeting, and holders of record of the common stock, par value $.001 per share (the "Common Stock"), the Series A Convertible Preferred Stock, par value $.001 per share (the "Series A Preferred Stock"), the Series B Convertible Preferred Stock, par value $.001 per share (the "Series B Preferred Stock"), the Series C Convertible Preferred Stock, par value $.001 per share (the "Series C Preferred Stock"), the Series D Convertible Preferred Stock, par value $.001 per share (the "Series D Preferred Stock"), the Series E Convertible Preferred Stock, par value $.001 per share (the "Series E Preferred Stock"), and the Series F Convertible Preferred Stock, par value $.001 per share (the "Series F Preferred Stock") of the Company on that date will be entitled to notice of, and to vote at, the Annual Meeting.

         As of April 19, 2001, the Company had outstanding 12,966,075 shares of Common Stock; 1,000,000 shares of Series A Preferred Stock; 1,334,219 shares of Series B Preferred Stock; 145,198 shares of Series C Preferred Stock; 362,996 shares of Series D Preferred Stock; 533,333 shares of Series E Preferred Stock; and 114,286 shares of Series F Preferred Stock. Each share of Common Stock is entitled to one vote on all matters presented at the Annual Meeting. Each share of Series A Preferred Stock is entitled to one vote (i.e., the number of shares of Common Stock into which each share of Series A Preferred Stock is convertible) on all matters presented at the Annual Meeting, each share of Series B Preferred Stock is entitled to ten votes (i.e., the number of shares of

Common Stock into which each share of Series B Preferred Stock is convertible) on all matters presented at the Annual Meeting, each share of Series C Preferred Stock is entitled to ten votes (i.e., the number of shares of Common Stock into which each share of Series C Preferred Stock is convertible) on all matters presented at the Annual Meeting; each share of Series D Preferred Stock is entitled to ten votes (i.e., the number of shares of Common Stock into which each share of Series D Preferred Stock is convertible) on all matters presented at the Annual Meeting; each share of Series E Preferred Stock is entitled to ten votes (i.e., the number of shares of Common Stock into which each share of Series E Preferred Stock is convertible) on all matters presented at the Annual Meeting; and each share of Series F Preferred Stock is entitled to ten votes (i.e., the number of shares of Common Stock into which each share of Series F Preferred Stock is convertible) on all matters presented at the Annual Meeting. The Series C Preferred Stock shall vote alone for the election of a Series C Director. The Series D Preferred Stock shall vote alone for the election of a Series D Director. On all other matters, the Common Stock, Series B Preferred Stock, Series C Preferred Stock, Series D Preferred Stock, Series E Preferred Stock, and Series F Preferred Stock shall vote together as one class on all matters presented at the Annual Meeting.

         The presence, in person or by proxy, of the holders of a majority of the shares of Common Stock issued and outstanding and entitled to vote at the Annual Meeting (on a converted basis) is necessary to constitute a quorum at the Annual Meeting. Neither abstentions nor broker non-votes (i.e., votes withheld by brokers on non-routine proposals in the absence of instructions from beneficial owners) will be counted as present or represented at the Annual Meeting for purposes of determining whether a quorum is present.

                        SECURITY OWNERSHIP OF MANAGEMENT
                          AND CERTAIN BENEFICIAL OWNERS

         The following table sets forth certain information, as of December 30, 2000, regarding the beneficial ownership of the Common Stock by: (1) each Director of the Company; (2) each executive officer of the Company who is not a Director whose compensation for 2000 exceeded $100,000 (the "Named Executive Officer"); and (3) all Directors and Named Executive Officers as a group. Unless otherwise indicated, the Company believes that the beneficial owners of the Common Stock listed below, based on information provided by such owners, have sole investment and voting power with respect to such shares.



                                                      Number of
                                                    Common Shares
Name of Beneficial Owner (1)                      Beneficially Owned (2)   Percent of Class
--------------------------------------------      ----------------------   ----------------


Sal Perisano................................      503,745 (3)                   3.76%
Patrick Farrell.............................      164,915 (4)                   1.26%
Robert H. Lessin............................   11,359,863 (5) (7)               61.99%
     c/o Wit SoundView
     826 Broadway, 7th Floor
     New York, NY 10003
James McCann................................      699,600 (6)                   5.43%
     1-800 Flowers
     1000 Stewart Avenue
     Westbury, NY 11590
iParty LLC..................................    6,000,000 (7)                   46.54%
     c/o Robert H. Lessin
     826 Broadway, 7th Floor
     New York, NY 10003
Ajmal Khan..................................    3,231,665 (8)                   20.07%
     The Verus Group
     1177 West Hastings Street
     Vancouver, British Columbia
     Canada V6E 2K3
Stuart G. Moldaw............................      351,769 (9)                   2.64%
     700 Airport Boulevard
     Burlingame, California 94010

                                       2

                                                      Number of
                                                    Common Shares
Name of Beneficial Owner (1)                      Beneficially Owned (2)   Percent of Class
--------------------------------------------      ----------------------   ----------------
Roccia Partners, L.P........................    4,032,130 (10)                  23.82%
     826 Broadway
     New York, NY 10003
Boston Millennia Partners, LP...............    2,244,930 (11)                  14.83%
     30 Rowes Wharf
     Suite 330
     Boston, MA 02110
Hampton Associates Limited..................    1,261,617 (12)                  8.91%
     1702 Dina House
     Ruttonjee Centre
     11 Duddell Street
     Central Hong Kong
HMTF-iPC, LLC...............................    5,444,939 (13)                  26.69%
     200 Crescent Court, Suite 1600
     Dallas, TX 75201
Patriot Capital Limited.....................    1,142,860 (14)                  8.14%
     P.O. Box 438
     Road Town
     Tortola, British Virgin Islands
Christina Weaver............................       25,000 (15)                    *
     Hicks Muse, Tate & Furst
     Incorporated
     200 Crescent Court, Suite 1600
     Dallas, TX 75201
Taymark.....................................    3,000,000 (16)                  8.88%
     4875 White Bear Parkway
     White Bear Lake, MN 55110
All Officers and Directors as a Group.......        12,405,292                  64.12%
     (5 persons)                                    ==========                  ======
_____________________



*       Less than one percent.

(1) Unless otherwise indicated, all addresses are c/o iParty Corp., 1457 VFW Parkway, West Roxbury, Massachusetts 02132.

(2) Beneficial ownership has been determined in accordance with Rule 13d-3 under the Securities and Exchange Act of 1934, as amended, and unless otherwise indicated, represents shares for which the beneficial owner has sole voting and investment power. The percentage of class is calculated in accordance with Rule 13d-3.

(3) Includes 463,745 shares that may be acquired upon the exercise of presently exercisable options issued pursuant to the Plan (including 50,000 options in connection with his consulting agreement 25,000 options in connection with his role as a Director of the Company) and 40,000 shares of Common Stock.

(4) Includes 150,415 shares of Common Stock that may be acquired upon the exercise of presently exercisable options issued pursuant to the Plan and 14,500 shares of Common Stock.

(5) Includes (1) 6,000,000 shares of Common Stock owned by iParty LLC, of which Mr. Lessin is a member and the manager and a 78.34% owner, (2) 175,000 shares of Common Stock that may be acquired upon the exercise of presently exercisable options issued under the Plan, (3) 273,268 shares of Common Stock that may be acquired upon the exercise of presently exercisable warrants, (4) 1,451,980 shares of Common Stock that may be acquired upon the conversion of 145,198 shares of presently convertible Series B Preferred Stock, (5) 792,950 shares of Common Stock that may be acquired upon the exercise of redeemable common stock purchase warrants, and (6) 2,666,665 shares of Common Stock that may be acquired upon the conversion of 266,666 shares of presently convertible Series E Preferred Stock.

(6) Includes 699,000 shares of Common Stock owned by iParty LLC, in which Mr. McCann is a member and a 11.66% owner. Such shares represent his ownership interest in iParty LLC.

(7) iParty LLC is a Delaware limited liability company and a 46.54% shareholder of iParty Corp. Mr. Lessin is the manager and 78.334% owner of iParty LLC.

(8) Includes (1) 75,000 shares of Common Stock that may be acquired upon the exercise of presently exercisable options issued pursuant to the Plan, (2) 25,000 shares of Common Stock held by Verus Capital Corp., of which Mr. Khan is the sole stockholder, and (3) 2,666,665 shares of Common Stock which may be acquired upon the conversion of 266,666 shares of presently convertible Series E Convertible Preferred Stock. Also includes presently exercisable options, held by Verus Capital Corp., to purchase 225,000 and 240,000 shares of Series A Preferred Stock from Henslowe Trading Limited and Ruffino Developments Limited, respectively.

(9) Includes (1) 145,200 shares of Common Stock that may be acquired upon the conversion of 14,520 shares of presently convertible Series B Preferred Stock, (2) 79,295 shares of Common Stock that may be acquired upon the exercise of redeemable common stock purchase warrants, and (3) 127,274 shares of Common Stock that may be acquired upon the exercise of presently exercisable options issued under the Plan.

(10) Includes 2,607,910 shares of Common Stock that may be acquired upon the conversion of 260,791 shares of presently convertible Series B Preferred Stock and 1,424,220 shares of Common Stock that may be acquired upon the exercise of redeemable common stock purchase warrants.

(11) Includes 1,451,980 shares of Common Stock that may be acquired upon the conversion of 145,198 shares of presently convertible Series C Preferred Stock and 792,950 shares of Common Stock that may be acquired upon the exercise of redeemable common stock purchase warrants owned by Boston Millennia Partners Limited Partnership and an affiliated entity.

(12) Includes (1) 651,100 shares of Common Stock that may be acquired upon the conversion of 65,110 shares of presently convertible Series B Preferred Stock, (2) 254,942 shares of Common Stock that may be acquired upon the exercise of redeemable common stock purchase warrants and (3) 355,575 shares of Common Stock that may be acquired upon the exercise of presently exercisable warrants.

(13) Includes 3,629,960 shares of Common Stock that may be acquired upon the conversion of 362,996 shares of presently convertible Series D Preferred Stock and 1,814,979 shares of Common Stock that may be acquired upon the exercise of redeemable common stock purchase warrants owned by HMTF-iPC, LLC. HMTF-iPC, LLC is a limited liability company of which the sole member is HMTF Bridge Partners, L.P., a limited partnership the sole general partner of which is HMTF Bridge Partners, LLC, a limited liability company of which Mr. Thomas O. Hicks is the sole member. Accordingly, Mr. Hicks may be deemed to be the beneficial owner of all or a portion of the stock owned of record by HMTF-iPC, LLC. Mr. Hicks expressly disclaims (1) the existence of any group and
         (2) beneficial ownership with respect to any shares of Common Stock not owned of record by him.

(14)     Includes  1,142,860  of  Common  Stock  that may be  acquired  upon the
         conversion  of  114,286  shares  of  presently   convertible  Series  F
         Preferred Stock.

(15) Includes 25,000 shares of Common Stock that may be acquired upon the exercise of presently exercisable options issued under the Plan.

(16) Includes 3,000,000 shares of Common Stock that may be acquired upon the exercise of presently exercisable warrants.

                                   PROPOSAL 1

                              Election of Directors

         At the Annual Meeting, five individuals will be elected to serve as Directors until the next Annual Meeting, and until their successors are elected and qualified. During the fiscal year ended December 30, 2000, the Company's Board of Directors consisted of Messrs. Perisano, Lessin, Moldaw and Ms. Weaver. Ms. Weaver joined the Board of Directors as a designee of the Series D Preferred Stock ("Series D Director") in December 2000. Mr. Roccia joined the Board of Directors in April 2001.

         Unless a stockholder WITHHOLDS AUTHORITY, a properly signed and dated proxy will be voted FOR the election of the persons named below, unless the proxy contains contrary instructions. Management has no reason to believe that any of the nominees will not be a candidate or will be unable to serve as a Director. However, in the event any nominee is not a candidate or is unable or unwilling to serve as a Director at the time of the election, unless the stockholder withholds authority from voting, the proxies will be voted for any nominee who shall be designated by the present Board of Directors to fill such vacancy.

         In December 1999, the Company consummated a private offering of securities for an aggregate purchase price of $5,000,000 million (the "Series D Offering"). The Series D Offering provided that the holders have the right to appoint one person to be a member of the Company's Board of Directors. Ms. Weaver is the designee of the holders of the Series D Preferred Stock.

         The name and age of each of the five nominees, his or her principal occupation and the period during which such person has served as a Director are set out below.

                                                                        Director
Name of Nominee       Age  Position                                     Since
------------------    ---  ----------------------------------------     --------

Sal Perisano ......   50   Chief Executive Officer, Chairman of the     1998
                           Board
Robert H. Lessin ..   44   Director                                     1998
Stuart G. Moldaw ..   72   Director                                     1999
Lorenzo Roccia ....   26   Director                                     2001

Series D Director Nominee
---------------------------------------------
(To be elected only by the holders of
 Series D Preferred Stock)

Christina Weaver...   30   Series D Director                            2000


         Sal Perisano has been a Director of the Company since October 1998, the Company's Chief Executive Officer since April 15, 1999 and the Chairman of the Board of Directors since May 11, 2000. In December 1992, Mr. Perisano co-founded The Big Party Corporation, a retail chain of 51 party supply stores, headquartered in West Roxbury, Massachusetts. Mr. Perisano currently serves as a Director of and a consultant to The Big Party Corporation. Mr. Perisano holds a B.A. from Boston College and an M.A. from Harvard University.

         Robert H. Lessin has been a Director of the Company since July 1998. Mr. Lessin has been Chairman and Chief Executive of Wit SoundView, an on-line broker-dealer, since April 1998. From 1993 until 1997, Mr. Lessin was Vice Chairman of Salomon Smith Barney, where he served as head of its Investment Banking Division. Mr. Lessin also serves on the Board of Directors of CBS MarketWatch.com, a financial and news provider on the Internet.

         Stuart G. Moldaw has been a Director of the Company since October 1999. Mr. Moldaw has been Chairman of Gymboree Corporation, a specialty retailer of apparel and accessories for children, since 1994. From 1980 through February 1990, Mr. Moldaw served as a general partner of U.S. Venture Partners and he currently serves as a special venture partner of such entity. Mr. Moldaw also serves as a Director and Chairman Emeritus of Ross Stores, Inc., an off-price retailer of apparel and home accessories.

         Lorenzo Roccia has been a Director of the Company since April 2001. Mr. Roccia is Chairman and Chief Executive Officer of Roccia Venture Partners, a Latin American venture capital fund dedicated to investing in US companies for Latin American expansion. Prior to establishing Roccia Venture Partners, Mr. Roccia was a Senior Analyst in the Private Equity Group at Wit SoundView and a consultant to Wit SoundView's management team. From 1996 to 1998, Mr. Roccia was a member of the Venture Services Group at Salomon Smith Barney. He currently serves on the Board of Directors of Depilight. Mr. Roccia holds a degree in Political Science from Northeastern University.

         Christina Weaver has been a Director of the Company since December 2000. Ms. Weaver is an Associate of Hicks, Muse, Tate & Furst Incorporated, a global private equity investment firm, which she joined in February 1995. Ms. Weaver also serves on the Board of Directors of Vidrio Formas SA de CV. She received her undergraduate degree from Harvard University and her M.B.A. from Harvard Business School.

Executive Officers

         Sal Perisano, Chief Executive Officer.

         Patrick Farrell has been the Company's President since November 2000 and Chief Financial Officer since April 1999. From 1996 until joining the Company, Mr. Farrell was a Director, Financial Planning & Analysis and Controller for N2KInc. where he helped negotiate that company's merger with CDnow. Prior to N2K, he served as Controller at EMI Music Group/Angel Records and as Manager of Finance and Accounting of Polygram/Def Jam Recordings, Inc. He began his professional career at Arthur Andersen LLP, where he was an Audit
Senior when he left in 1994. Mr. Farrell holds an M.B.A. from New York University and graduated with honors in Accounting from Temple University and is a Certified Public Accountant.

Committees of the Board of Directors

         Audit Committee.

                          Report of the Audit Committee

         The following Report of the Audit Committee does not constitute soliciting material and should not be deemed filed or incorporated by reference into any other filing of the Company under the Securities Act of 1933, as amended (the "Securities Act") or the Securities Exchange Act of 1934, as amended (the "Exchange Act") except to the extent the Company specifically incorporates this Report by reference therein.

         On February 27, 2001, the Board of Directors appointed Messrs. Moldaw and Roccia and Ms. Weaver to the Board of Director's Audit Committee. The Audit Committee operates pursuant to a Charter approved by the Board of Directors. The Audit Committee is responsible for assisting the Board of Directors in fulfilling its oversight responsibilities relating to the Company's accounting, reporting and financial control practices. The Audit Committee reviews the Company's annual and interim financial statements and certain other public disclosure documents required by regulatory authorities and makes recommendations to the Board of Directors with respect to such statements and documents. The Audit Committee also makes recommendations to the Board of Directors regarding the appointment of independent auditors, reviews the nature and scope of the annual audit as proposed by the auditors and management, and reviews with management the risks inherent in the Company's business and risk management programs relating thereto. The Audit Committee reviews with the auditors and management the adequacy of the Company's internal accounting control procedures and systems. The Audit Committee conducts, on an ongoing basis, an appropriate review of related party transactions. The Audit Committee also reviews the systems and procedures for direct communication between the Audit Committee and the Company's internal accounting staff and the auditors. Both members of the Audit Committee are "independent" as defined in Section 121(A) of the American Stock Exchange's listing standards.

         In fulfilling its responsibilities, the Audit Committee reviewed and discussed the audited financial statements contained in the Company's Annual Report on Form 10-KSB, with the Company's management and Arthur Andersen LLP, the independent public accountants. Management is responsible for the financial statements and the reporting process, including the system of internal controls, and has represented to the Audit Committee that such financial statements were prepared in accordance with generally accepted accounting principles. The independent public accountants are responsible for expressing an opinion on the conformity of those audited financial statements with accounting principles generally accepted in the United States of America.

         The Audit Committee discussed with the independent public accountants the matters required to be discussed by Statement on Auditing Standards No. 61, "Communications with Audit Committees," as amended. In addition, the Committee discussed with the independent public accountants the public accountants'
independence from the Company and its management, including matters in the written disclosures and letter that were received by the Committee from the independent auditors as required by Independence Standard Board No. 1, "Independence Discussions with Audit Committees," as amended. Based on reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited financial statements of the Company be included in the Company's Annual Report of Form 10-KSB for the year ended December 30, 2000 to be filed with the Securities and Exchange Commission. The Audit Committee met once during the last fiscal year.

Members of the Audit Committee
Stuart Moldaw
Lorenzo Roccia
Christina Weaver

         Compensation  Committee.  The  Compensation  Committee  of the Board of
Directors determines the compensation to be paid to the key officers of the Company. The current members of the Compensation Committee are Messrs. Roccia and Perisano.

         Executive Committee. The Executive Committee of the Board of Directors has and may exercise, during the intervals between meetings of the Board of Directors, all the powers of the Board of Directors in the management of the Company's business and affairs, subject to certain restrictions. The current members of the Executive Committee are Messrs. Perisano, Lessin and Moldaw.

Director Compensation

         Under the Plan, each non-employee director is granted, on the effective date of the commencement of his term as Director, options to purchase 25,000 shares of Common Stock. In addition, each of the Company's Directors who is not an executive officer is granted, on an annual basis on the last trading date in August of each year, options to acquire 25,000 shares of Common Stock, at an exercise price equal to the fair market value of the underlying Common Stock on the date of grant.

Certain Reports; Compliance with Section 16(a) of the Exchange Act

         No person who, during the fiscal year ended December 30, 2000, was a Director, Officer or beneficial owner of more than ten percent of the Common Stock (which is the only class of the Company's securities registered under Section 12 of the Exchange Act, failed to file on a timely basis, reports required by Section 16 of the Exchange Act during the most recent fiscal year. The foregoing is based solely upon the Company's review of Forms 3 and 4 during the most recent fiscal year as furnished to the Company under Rule 16a-3(d) under the Act, and Forms 5 and amendments thereto furnished to the Company with respect to the Company's most recent fiscal year.

                COMPENSATION OF EXECUTIVE OFFICERS AND DIRECTORS

Summary Executive Officer Compensation Table

         The following table summarizes the aggregate cash compensation paid during 2000, 1999 and 1998 (see footnotes below) to the Company's Chief Executive Officer and other executive officers that received compensation during

2000 in excess of $100,000 in salary and bonus pursuant to their contracts. Currently, options have been granted to management as indicated below.


Securities Under
Name and Principal Position                       Year      Salary        Bonus     Compensation       Options/SAR's
------------------------------------------        ----      ------        -----     ------------       -------------
Sal Perisano, Chief Executive Officer (1).       2000      $249,552        --           --              464,260
                                                 1999      $111,442        --           --              797,230
                                                 1998           --         --           --              50,000

Patrick Farrell, President and Chief
     Financial Officer (2)................       2000      $146,032        --           --              165,657
                                                 1999      $ 87,939        --           --              190,000
                                                 1998           --         --           --                --

John Jolly, Former Chief Operating
     Officer (3)..........................       2000      $135,641        --           --              308,675
                                                 1999           --         --           --                --
                                                 1998           --         --           --                --

Byron Hero, Former Chief Executive
     Officer (4)..........................       2000           --         --           --                --
                                                 1999      $ 72,917        --      $145,836               --
                                                 1998      $104,166        --           --              300,000

Maureen Broughton Murrah,
     Former President (5).................       2000           --         --      $250,000               --
                                                 1999      $154,919        --        $5,000               --
                                                 1998      $ 69,327        --           --              300,000


-------------------
(1) Mr. Perisano did not begin his employment with the Company until March 30, 1999.

(2)      Mr. Farrell did not begin his  employment  with the Company until April
         1, 1999.

(3) Mr. Jolly did not begin his employment with the Company until April 26, 2000. On December 15, 2000, Mr. Jolly was terminated as a result of the closing of the New York office and is receiving severance payments equal to six (6) months salary from the date of termination.

(4) Mr. Hero resigned as the Company's Chief Executive Officer as of April 15, 1999. Mr. Hero did not receive any severance payment in connection with his resignation. On April 15, 1999, Mr. Hero entered into a twelve
         (12) month consulting agreement. Payments made under this agreement are reflected in other annual compensation.

(5) Mr. Broughton Murrah resigned as the Company's President on November 15, 1999. Ms. Broughton Murrah did not receive any severance payment in connection with her resignation. In February 2000, Ms. Broughton Murrah exercised stock option on a cashless basis generating taxable compensation.

                                                           Option Granted in Last
                                                                Fiscal Year
                                                   ---------------------------------------
                                                   Number of        Percent of
                                                   Securities       Total Options
                                                   Underlying       Granted to
                                                   Options          Employees in              Exercise       Expiration
Name and Principal Position                        Granted          Fiscal Year               Price          Date
---------------------------                        --------------   ------------------        -------------  --------------

Sal Perisano, Chief Executive Officer...........        464,260            17.3%               $ 0.69          6/15/2010

Patrick Farrell, President
     and Chief Financial Office.................        165,657             6.2%               $ 0.69          6/15/2010

John Jolly, Former Chief Operating Officer (1)..        250,000            11.5%               $ 1.50          4/14/2010
                                                         58,675                                $ 0.69          6/15/2010

-----------------
(1) As a result of his termination, Mr. Jolly's options will expire on April 15, 2001 if not exercised.


Indemnification of Directors and Executive Officers

         The Company's certificate of incorporation and bylaws provides that the Company indemnify all of its Directors and Officers to the fullest extent permitted by the Delaware General Corporation Law. Under the Company's certificate of incorporation and bylaws, any Director or Officer, who in his or her capacity as such is made or threatened to be made, party to any suit or proceeding, will be indemnified. A Director or Officer will be indemnified if it is determined that the Director or Officer acted in good faith and in a manner he reasonably believed to be in or not opposed to the Company's best interests. Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers and persons controlling the Company pursuant to the foregoing provision, or otherwise, the Company has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable.

         The Company maintains a directors' and officers' liability insurance policy covering certain liabilities that may be incurred by directors and officers in connection with the performance of their duties. The Company pays the entire premium for the liability insurance.

Employment and Consulting Agreements

         The Company has entered into an employment agreement with Mr. Perisano that provides for him to act as the Company's Chief Executive Officer, for a term expiring on March 30, 2002, and devote substantially his full working time and attention to the Company's business. The agreement provided for an initial annual salary of $150,000, which amount was increased to $250,000 beginning January 1, 2000, plus a discretionary bonus to be determined by the Board of Directors. As described in the agreement, on March 30, 1999 Mr. Perisano was granted options to purchase an aggregate of 337,500 shares of Common Stock under the Plan with an exercise price equal to the fair market value of the Common Stock on the date of grant ($3.75). Such options have vested or will vest as follows: provided that Mr. Perisano remains continuously employed by the Company, options with respect to 112,500 shares of Common Stock vested on March 30, 2000, 1/24th of the remaining 225,000 shares of Common Stock will vest each month beginning on April 30, 2000 for a period of twenty-four (24) months. As further described in the agreement, on August 26, 1999 Mr. Perisano was granted options to purchase an aggregate of 434,730 shares of Common Stock pursuant to the Plan with an exercise price equal to $2.00. Such options will vest as follows: provided that Mr. Perisano remains continuously employed by the Company, options with respect to 144,910 shares of Common Stock will vest on August 26, 2000, 1/24th of the remaining 289,820 will vest each month beginning September 26, 2000 for a period of twenty-four (24) months. The agreement provides that if Mr. Perisano is terminated without cause, or resigns for "good reason" he will be entitled to receive his then current salary for a period of nine (9) months. The agreement contains certain restrictions on competition.

         The Company has entered into an employment agreement with Ms. Dionne. The agreement provides that she will act as Senior Vice President--Merchandising, for a term expiring on March 30, 2002, and devote substantially her full working time and attention to the Company's business. The agreement provides for an initial annual salary of $100,000, which amount was increased to $125,000 beginning January 1, 2000, plus a discretionary bonus to be determined by the Board of Directors. As described in the agreement, on March 30, 1999 Ms. Dionne was granted options to purchase an aggregate of 337,500 shares of Common Stock pursuant to the Plan with an exercise price equal to the fair market value of the Common Stock on the date of grant ($3.75 per share). Such options have vested or will vest as follows: provided that she remains continuously employed by the Company, options with respect to 112,500 shares of Common Stock vested on March 30, 2000, 1/24th of the remaining 225,000 shares of Common Stock vested each month beginning on April 30, 2000 for a period of twenty-four (24) months. The agreement provides that if she is terminated without cause, she will be entitled to receive her then current salary for a period of six (6) months. The agreement contains certain customary restrictions on competition.

         The Company has entered into an employment agreement with Mr. Farrell dated March 12, 1999 that provided for Mr. Farrell to serve as the Company's Senior Vice President and Chief Financial Officer for a term which expired on December 31, 2000. The agreement provided for an initial base salary of $115,000 per year. In connection with the agreement, Mr. Farrell was granted options to purchase an aggregate of 115,000 shares of Common Stock under the Plan. Options with respect to 50,000 shares vested on August 1, 1999 and options with respect to the remaining 65,000 shares vested on February 1, 2000.

         On November 1, 2000, the Company amended Mr. Farrell's employment agreement dated March 12, 1999. The amended employment agreement provides for Mr. Farrell to serve as the Company's President and Chief Financial Officer and as President of the Company's subsidiary, iParty Retail Stores Corp. for a term that expires on December 31, 2001. The agreement provides for an initial base salary of $165,000 per year. If employed at the end of the term, Mr. Farrell will receive a bonus equal to four and one-half (4 1/2) months of his base salary. If the Company terminates the employment agreement without cause, Mr. Farrell is entitled to receive his full current base salary for a period of four and one-half (4 1/2) months from the date of termination.

         The Company has entered into a consulting agreement with Mr. Moldaw, a Director of the Company, dated September 7, 1999. The agreement has a term of three years but may be terminated by either party upon ninety (90) days' written notice. Under the terms of agreement, Mr. Moldaw was granted options to purchase 100,000 shares of Common Stock with an exercise price of $2.00 per share. Such options vest as follows: provided that Mr. Moldaw is still providing the Company with consulting services, options with respect to 33,334 shares of Common Stock will vest on September 6, 2000, 1/24th of options with respect to 66,666 shares of Common Stock will vest each month beginning on September 6, 2001 for a period of twenty-four (24) months.

Certain Relationships And Related Transactions

         For information concerning the employment agreements and consulting agreements between the Company and certain of its officers and directors see "Executive Compensation." Mr. Perisano and Ms. Dionne are husband and wife.

         The Company entered into a Funding Agreement, dated as of March 31, 1999, and amended as of April 14, 1999, with Messrs. Khan and Mr. Lessin (the "Funding Agreement"). Mr. Lessin is a Director of the Company and Mr. Khan is a former Director of the Company. Pursuant to the terms of the Funding Agreement each of Mr. Khan (or his designees) and Mr. Lessin advanced certain funds to the Company. In connection with each such funding, the funding party received a 10% Senior Secured Promissory Note for the amount funded and warrants to purchase such number of shares of Common Stock equal to the amount funded divided by the closing bid price of the Common Stock on the date of each such funding. $2,000,000 was funded pursuant to the Funding Agreement ($1,125,000 by Mr. Lessin and $875,000 by Hampton Associates Limited. Mr. Khan's designee under the Funding Agreement) and warrants to purchase 528,210 shares of Common Stock were issued at a weighted-average exercise price of $3.79. In connection with the Company's private placement of Series B Preferred Stock and common stock purchase warrants, the $2,000,000 principal amount of the notes and an aggregate of $55,850 of interest were converted into the units offered in the private placement at the offering price. In addition, Mr. Lessin purchased $841,000 of units at the offering price.

         On August 11, 2000, the Company completed a private placement of Series E Convertible Preferred Stock with Messrs. Khan and Lessin, raising gross proceeds of $2,000,000. Messrs. Khan and Lessin invested $1,000,000 each. The financing was comprised of 533,333 shares of Series E Convertible Preferred Stock, par value $.001 per share convertible into an aggregate of 5,333,333 shares of Common Stock.

Vote Required

         Directors are elected by a plurality of the votes cast. The three Common Stock candidates receiving the highest number of votes will be elected as Directors.

Recommendation of the Board of Directors

         The Board of Directors recommends that the stockholders vote FOR each of the above nominees for Director.

                                   PROPOSAL 2

     APPROVAL OF THE AMENDMENT TO THE RESTATED CERTIFICATE OF INCORPORATION
               TO EFFECT AN INCREASE IN THE COMPANY'S COMMON STOCK

         The Company's Restated Certificate of Amendment authorizes the issuance of 50,000,000 shares of Common Stock and 10,000,000 shares of preferred stock. The Board of Directors of the Company proposes to amend the Company's Restated Certificate of Incorporation to increase the total number of shares of Common Stock that the Company shall have the ability to issue from 50,000,000 to 150,000,000. If the proposed amendment to the Company's Restated Certificate of Incorporation is approved, the Company would be authorized to issue an aggregate of 160,000,000 shares (150,000,000 shares of Common Stock and 10,000,000 shares of preferred stock). A copy of the proposed amendment is set forth in Appendix A.

         The following table sets forth the manner in which the shares of the Company's Common Stock will be allocated for future issuances:


                         Number of          Number of        Number of Shares Reserved for         Total Shares
                         Authorized         Outstanding      Issuance Upon Conversion of           Remaining for Future
                          Shares              Shares             Preferred Stock                      Issuance (1)
                         ----------         ------------     -----------------------------         ----------------------
Common Stock            50,000,000          12,966,075                  25,900,320                   111,133,605


------------------------------

(1) Shares issued upon the approval of the amendment to the Restated Certificate of Incorporation to increase the number of authorized shares of Common Stock.

Series A Preferred Stock

         Conversion.  Subject  to  certain  adjustments,  each share of Series A
         ----------
Preferred Stock is convertible at any time, and from time to time, at the option of the holder thereof, into one share of Common Stock.

         Anti-Dilution Provisions.  The Series A Preferred Stock do not have any
         ------------------------
anti-dilution rights.

Series B Preferred Stock

         Conversion.  Subject  to  certain  adjustments,  each share of Series B
         ----------
Preferred Stock is convertible at any time, and from time to time, at the option of the holder thereof, into a number of shares of Common Stock equal to the quotient derived by dividing (1) $20.00 by (2) the conversion price in effect at the time of the conversion. The initial conversion price is $2.00, reflecting an initial conversion rate of 10 shares of Common Stock for each share of Series B Preferred Stock. In addition, the Series B Preferred Stock will automatically convert into Common Stock, at the conversion rate then in effect, in the event that the Company consummates a secondary public offering of its Common Stock resulting in gross proceeds to the Company of at least $10,000,000.

         Anti-Dilution  Provisions.  Subject  to certain  exceptions  (including
         -------------------------
the exercise of currently outstanding options or warrants, the exercise of future options issued under the Company's stock option plan, and the conversion of the Series A Preferred Stock, Series C Preferred Stock, Series D Preferred Stock, Series E Preferred Stock or Series F Preferred Stock), if the Company issues Common Stock at a price less than the Series B Preferred Stock's conversion price then in effect or the then current market price of the Common Stock, then the Series B Preferred Stock's conversion rate will be adjusted on a weighted-average formula basis. In addition, if the number of outstanding shares of Common Stock is increased by a stock split, stock dividend or other similar event, the Series B Preferred Stock's conversion rate is to be proportionately reduced, or if the number of outstanding shares of Common Stock is decreased by a combination or reclassification of shares, or other similar event, the Series B Preferred Stock's conversion rate is to be proportionately increased. In addition, if, prior to the conversion of all the Series B Preferred Stock, there is any merger, consolidation, exchange of shares, recapitalization, reorganization or other similar event, as a result of which the Company's shares of Common Stock are to be changed into the same or a different number of shares of the same or another class or classes of the Company's stock or securities or another entity, that the holders of then outstanding shares of Series B Preferred Stock would have the right to receive upon conversion of Series B Preferred Stock, upon the basis and upon the terms and conditions specified in the certificate of designation and in lieu of the shares of Common Stock immediately issuable upon conversion, such stock, securities and/or other assets which the holders would have been entitled to receive in such transaction had the Series B Preferred Stock been converted immediately prior to such transaction.

Series C Preferred Stock

         Conversion.  Subject  to  certain  adjustments,  each share of Series C
         ----------
Preferred Stock is convertible at any time, and from time to time, at the option of the holder thereof, into a number of shares of Common Stock equal to the quotient derived by dividing (1) $20.00 by (2) the conversion price in effect at the time of the conversion. The initial conversion price is $2.00, reflecting an initial conversion rate of 10 shares of Common Stock for each share of Series C Preferred Stock. In addition, the Series C Preferred Stock will automatically convert into Common Stock, at the conversion rate then in effect, in the event that the Company consummates a secondary public offering of its Common Stock resulting in gross proceeds to the Company of at least $10,000,000.

         Anti-Dilution  Provisions.  Subject  to certain  exceptions  (including
         -------------------------
the exercise of currently outstanding options or warrants, the exercise of future options issued under the Company's stock option plan, and the conversion of Series A Preferred Stock, Series B Preferred Stock, Series D Preferred Stock, Series E Preferred Stock or Series F Preferred Stock), if the Company issues Common Stock at a price less than the Series C Preferred Stock's conversion price then in effect or the then current market price of the Common Stock, then the Series C Preferred Stock's conversion rate will be adjusted on a weighted-average formula basis. In addition, if the number of outstanding shares of Common Stock is increased by a stock split, stock dividend or other similar event, the Series C Preferred Stock's conversion rate is to be proportionately reduced, or if the number of outstanding shares of Common Stock is decreased by a combination or reclassification of shares, or other similar event, the Series C Preferred Stock's conversion rate is to be proportionately increased. In addition, if, prior to the conversion of all the Series C Preferred Stock, there is any merger, consolidation, exchange of shares, recapitalization, reorganization or other similar event, as a result of which the Company's shares of Common Stock are to be changed into the same or a different number of shares of the same or another class or classes of the Company's stock or securities or another entity, that the holders of then outstanding shares Series C Preferred Stock would have the right to receive upon conversion of Series C Preferred Stock, upon the basis and upon the terms and conditions specified in the certificate of designation and in lieu of the shares of Common Stock immediately issuable upon conversion, such stock, securities and/or other assets which the holders would have been entitled to receive in such transaction had the Series C Preferred Stock been converted immediately prior to such transaction.

Series D Preferred Stock

         Conversion.  Subject  to  certain  adjustments,  each share of Series D
         ----------
Preferred Stock is convertible at any time, and from time to time, at the option of the holder thereof, into a number of shares of Common Stock equal to the quotient derived by dividing (1) $20.00 by (2) the conversion price in effect at the time of the conversion. The initial conversion price is $2.00, reflecting an initial conversion rate of 10 shares of Common Stock for each share of Series D Preferred Stock. In addition, the Series D Preferred Stock will automatically convert into Common Stock, at the conversion rate then in effect, in the event that the Company consummates a secondary public offering of its Common Stock resulting in gross proceeds to the Company of at least $10,000,000.

         Anti-Dilution  Provisions.  Subject  to certain  exceptions  (including
         -------------------------
the exercise of currently outstanding options or warrants, the exercise of future options issued under the Company's stock option plan, and the conversion of the Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock, Series E Preferred Stock or Series F Preferred Stock), if the Company issues Common Stock at a price less than the Series D Preferred Stock's conversion price then in effect or the then current market price of the Common Stock, then the Series D Preferred Stock's conversion rate will be adjusted on a weighted-average formula basis. In addition, if the number of outstanding shares of Common Stock is increased by a stock split, stock dividend or other similar event, the Series D Preferred Stock's conversion rate is to be proportionately reduced, or if the number of outstanding shares of Common Stock is decreased by a combination or reclassification of shares, or other similar event, the Series D Preferred Stock's conversion rate is to be proportionately increased. In addition, if, prior to the conversion of all the Series D Preferred Stock, there is any merger, consolidation, exchange of shares, recapitalization, reorganization or other similar event, as a result of which the Company's shares of Common Stock are to be changed into the same or a different number of shares of the same or another class or classes of the Company's stock or securities or another entity, that the holders of then outstanding shares Series D Preferred Stock would have the right to receive upon conversion of Series D Preferred Stock, upon the basis and upon the terms and conditions specified in the certificate of designation and in lieu of the shares of Common Stock immediately issuable upon conversion, such stock, securities and/or other assets which the holders would have been entitled to receive in such transaction had the Series D Preferred Stock been converted immediately prior to such transaction.

Series E Preferred Stock

         Conversion.  Subject  to  certain  adjustments,  each share of Series E
         ----------
Preferred Stock is convertible at any time, and from time to time, at the option of the holder thereof, into a number of shares of Common Stock equal to the quotient derived by dividing (1) $3.75 by (2) the conversion price in effect at the time of the conversion. The initial conversion price is $.375, reflecting an initial conversion rate of 10 shares of Common Stock for each share of Series E Preferred Stock. In addition, the Series E Preferred Stock will automatically convert into Common Stock, at the conversion rate then in effect, in the event that the daily closing price of the Common Stock is not less than $10.00 for any 20 days in any 30 day period.

         Anti-Dilution  Provisions.  Subject  to certain  exceptions  (including
         -------------------------
the exercise of currently outstanding options or warrants, the exercise of future options issued under the Company's stock option plan, and the conversion of the Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock, Series D Preferred Stock or Series F Preferred Stock), if the Company issues Common Stock at a price less than the Series E Preferred Stock's conversion price then in effect or the then current market price of the Common Stock, then the Series E Preferred Stock's conversion rate will be adjusted on a weighted-average formula basis. In addition, if the number of outstanding shares of Common Stock is increased by a stock split, stock dividend or other similar event, the Series E Preferred Stock's conversion rate is to be proportionately reduced, or if the number of outstanding shares of Common Stock is decreased by a combination or reclassification of shares, or other similar event, the Series E Preferred Stock's conversion rate is to be proportionately increased. In addition, if, prior to the conversion of all the Series E Preferred Stock, there is any merger, consolidation, exchange of shares, recapitalization, reorganization or other similar event, as a result of which the Company's shares of Common Stock are to be changed into the same or a different number of shares of the same or another class or classes of the Company's stock or securities or another entity, that the holders of then outstanding shares Series E Preferred Stock would have the right to receive upon conversion of Series E Preferred Stock, upon the basis and upon the terms and conditions specified in the certificate of designation and in lieu of the shares of Common Stock immediately issuable upon conversion, such stock, securities and/or other assets which the holders would have been entitled to receive in such transaction had the Series E Preferred Stock been converted immediately prior to such transaction.

Series F Preferred Stock

         Conversion. Subject to certain adjustments, each share of Series F Preferred Stock is convertible at any time, and from time to time, at the option of the holder thereof, into a number of shares of Common Stock equal to the quotient derived by dividing (1) $4.375 by (2) the conversion price in effect at the time of the conversion. The initial conversion price is $.4375, reflecting an initial conversion rate of 10 shares of Common Stock for each share of Series F Preferred Stock. In addition, the Series F Preferred Stock will automatically convert into Common Stock, at the conversion rate then in effect, in the event that the daily closing price of the Common Stock is not less than $10.00 for any 20 days in any 30 day period.

         Anti-Dilution  Provisions.   Subject to certain  exceptions  (including
         -------------------------
the exercise of currently outstanding options or warrants, the exercise of future options issued under the Company's stock option plan, and the conversion of the Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock, Series D Preferred Stock or Series E Preferred Stock), if the Company issues Common Stock at a price less than the Series F Preferred Stock's conversion price then in effect or the then current market price of the Common Stock, then the Series F Preferred Stock's conversion rate will be adjusted on a weighted-average formula basis. In addition, if the number of outstanding shares of Common Stock is increased by a stock split, stock dividend or other similar event, the Series F Preferred Stock's conversion rate is to be proportionately reduced, or if the number of outstanding shares of Common Stock is decreased by a combination or reclassification of shares, or other similar event, the Series F Preferred Stock's conversion rate is to be proportionately increased. In addition, if, prior to the conversion of all the Series F Preferred Stock, there is any merger, consolidation, exchange of shares, recapitalization, reorganization or other similar event, as a result of which the Company's shares of Common Stock are to be changed into the same or a different number of shares of the same or another class or classes of the Company's stock or securities or another entity, that the holders of then outstanding shares Series F Preferred Stock would have the right to receive upon conversion of Series F Preferred Stock, upon the basis and upon the terms and conditions specified in the certificate of designation and in lieu of the shares of Common Stock immediately issuable upon conversion, such stock, securities and/or other assets which the holders would have been entitled to receive in such transaction had the Series F Preferred Stock been converted immediately prior to such transaction.

         The following table sets forth the number of shares of Common Stock into which each class of preferred stock will convert as well as the number of shares of Common Stock that must reserved for issuance upon the conversion of each class of preferred stock:


                                                                   Number of Shares of         Number of Shares of
     Class of Preferred            Number of Shares of             Common Stock Issued         Common Stock to be
           Stock                   Preferred Stock Issued            Upon Conversion               Reserved (1)
           -----                   ----------------------            ---------------               --------

Series A ...........................    1,000,000                      1,000,000                 1,000,000

Series B ...........................    1,334,219                     13,342,190                13,342,190

Series C ...........................      145,198                      1,451,980                 1,451,980

Series D ...........................      362,996                      3,629,960                 3,629,960

Series E ...........................      533,333                      5,333,330                 5,333,330

Series F ...........................      114,286                      1,142,860                 1,142,860
                                                                                                ==========
                                                                                TOTAL           25,900,320


-----------------------

(1)      Shares   issued  upon   approval  of  the  amendment  to  the  Restated
Certificate of Incorporation to increase the number of authorized shares of Common Stock.

Purposes and Effects of the Proposed Increase in the Number of Authorized Shares of Common Stock

         The proposed amendment would increase the number of shares of Common Stock the Company is authorized to issue from 50,000,000 to 150,000,000 shares. The additional 100,000,000 shares will be a part of the existing class of Common Stock and, if and when issued, will have the same rights and privileges as the shares of Common Stock presently issued and outstanding. The Board of Directors believes it is desirable to increase the number of shares of Common Stock that the Company is authorized to issue in order for the Company to establish a reserve of Common Stock large enough to permit the issuance of certificates of Common Stock upon the conversion of shares of its Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock, Series D Preferred Stock, Series E Preferred Stock, and Series F Preferred Stock. Other potential uses of the additional authorized shares may include stock dividends or distributions, stock splits, acquisition transactions, equity financings and issuance of options pursuant to the Company's stock option plan without further action by the stockholders, unless such actions are specifically required by law or rules of any stock exchange on which the Company's securities may then be listed. The Company has no present commitments, agreements, or intent to issue additional shares of Common Stock, other than with respect to currently reserved shares, in connection with transactions in the ordinary course of the Company's business, or shares which may be issued under the Company's stock option plan.

         The proposed increase in the authorized number of shares of Common Stock could have a number of effects on the Company's stockholders depending upon the exact nature and circumstances of any actual issuances of authorized but unissued shares. The increase could have an anti-takeover effect, in that additional shares could be issued (within the limits imposed by applicable law) in one or more transactions that could make a change in control or takeover of the Company more difficult. For example, additional shares could be issued by the Company so as to dilute the stock ownership or voting rights of persons seeking to obtain control of the Company. Similarly, the issuance of additional shares to certain persons allied with the Company's management could have the effect of making it more difficult to remove the Company's current management by diluting the stock ownership or voting rights of persons seeking to cause such removal. In addition, an issuance of additional shares by the Company could have an effect on the potential realizable value of a stockholder's investment. In the absence of a proportionate increase in the Company's earnings and book value, an increase in the aggregate number of the Company's outstanding shares caused by the issuance of the additional shares, would dilute the earnings per share and book value per share of all outstanding shares of the Company's Common Stock. If such factors were reflected in the price per share of Common Stock, the potential realizable value of a stockholder's investment could be adversely affected. The Common Stock carries no preemptive rights to purchase additional shares.

         The Company's preferred stock may generally be classified as anti-takeover measures because the Board of Directors is authorized to issue, from time to time, without stockholder authorization, any or all of the Company's authorized but unissued shares of preferred stock in one or more designated series with such dividend, redemption, conversion and exchange provisions as may be provided in the particular series. Any series of preferred stock may possess voting, dividend, liquidation and redemption rights superior to those of the Common Stock. The "blank check" preferred stock may be used to permit the Board of Directors to institute a rights plan, or "poison pill" by which the Board of Directors issues preferred stock or grants rights to acquire preferred stock, often with voting rights, to certain holders of Common Stock. The effect of such preferred stock grants may be to deter possible takeovers or acquisitions, making such a transaction prohibitively expensive for potential acquirers.

         If the proposed amendment to the Restated Certificate of Incorporation is not approved by the Company's stockholders, then the Company will be unable to issue Common Stock to all the holders of its preferred stock upon the conversion of such holders shares of preferred stock. If the Company is unable to issue shares of Common Stock then it may be subject to possible lawsuits from its preferred stockholders. In addition, the lack of shares available for the Company to issue may inhibit the future growth of the Company by limiting the Company's ability to pursue potential financings.

Vote Required

         Consent by a majority of the Company's outstanding shares of Common Stock and shares of Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock, Series D Preferred Stock, Series E Preferred Stock, and Series F Preferred Stock on a converted basis will be required for approval of the amendment to the Restated Certificate of Incorporation.

Recommendation of the Board of Directors

         The Board of Directors recommends a vote FOR the approval of the amendment to the Company's Restated Certificate of Incorporation.

                                   PROPOSAL 3

            APPROVAL OF THE AMENDMENT TO THE COMPANY'S 1998 INCENTIVE
                       AND NONQUALIFIED STOCK OPTION PLAN

Stock Option Plan

         On February 27, 2001, the Board of Directors of the Company amended the Plan, to increase the number of shares available for issuance under the Plan from 7,000,000 to 11,000,000 shares. A copy of the amendment to the Plan is set forth in Appendix B to this Proxy Statement. The amendment to the Plan will not become effective unless it is approved by the holders of record of a majority of the shares of the Company's Common Stock and Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock, Series D Preferred Stock, Series E Preferred Stock, and Series F Preferred Stock on a converted basis. The Plan provides for the granting of stock options to the employees, officers, and consultants of the Company. Approximately 185 employees, Officers and Directors were eligible to participate in the Plan as of December 30, 2000. Except for the increase in the number of shares available for issuance thereunder, Plan remains unchanged.

         The Plan is intended to assist the Company in securing and retaining key employees and Directors by allowing them to participate in the ownership and growth of the Company through the grant of incentive stock options, as defined in Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), or non-qualified stock options to which Section 422 of the Code does not apply (collectively, the "Options"). The granting of Options will serve as partial consideration for and give key employees, directors and consultants an additional inducement to remain in the service of the Company and will provide them with an increased incentive to work for the Company's success.

         The Board of Directors believes that it would be in the best interests of the Company for the stockholders to ratify the amendment to the Plan to increase the number of shares available for the grant of Options under the Plan from 7,000,000 to 11,000,000 shares. The Board believes that increasing the number of shares available for grant under the Plan is necessary to recruit and retain key employees by enabling such persons to participate in the future success of the Company and to associate their interests with those of the Company and its stockholders. Stockholder approval of the Board of Director's amendment to the Plan is required within twelve months of the Board of Director's approval of the amendment. As of December 30, 2000, Options to purchase 4,646,177 shares of Common Stock had been reserved for exercise of Options granted under the Plan, leaving 6,018,823 shares remaining available for the grant of Options under the Plan. As of December 30, 2000, 335,000 Options granted under the Plan had been exercised. On February 27, 2001, the Board of Directors approved the grant of 3,486,272 Options to certain directors, officers and employees of the Company.

         If the proposed amendment to the Plan is not approved by the Company's stockholders, then the Company may be unable to keep its current directors, officers or employees and may be unable to attract new directors, officers or employees. The inability of the Company to keep or attract directors, officers or employees could impair the Company's ability to grow its business.

         The following discussion of the principle features and effects of the Plan, as amended, is qualified in its entirety by reference to the text of the Plan, as amended, set forth in Appendix B attached hereto.

Administration

         The Plan is administered by the Company's Board of Directors or a Stock Option Committee of the Board of Directors appointed by the Board (the
"Administrator"). Each member of the Stock Option Committee will be a "non-employee director" as defined in Rule 16b-3 of the Exchange Act. The Administrator will select the employees, directors and consultants who will be granted Options under the Plan and, subject to the provisions of the Plan, will determine the terms and conditions and number of shares subject to each Option. The Administrator will also make any other determinations necessary or advisable for the administration of the Plan and its determinations will be final and conclusive.

Eligibility

         Any employee of the Company or any subsidiary of the Company shall be eligible to receive incentive stock options and non-qualified stock options under the Plan. Non-qualified stock options may be granted to employees as well as non-employee directors and consultants of the Company under the Plan as determined by the Board of Directors or the Stock Option Committee. Any person who has been granted an Option may, if he or she is otherwise eligible, be granted an additional Option or Options.

         Each grant of an Option shall be evidenced by an Option Agreement, and each Option Agreement shall (1) specify whether the Option is an incentive stock option or a non-qualified stock option and (2) incorporate such other terms and conditions as the Board of Directors or the Stock Option Committee acting in its absolute discretion deems consistent with the terms of the Plan, including, without limitation, a restriction on the number of shares of Common Stock subject to the Option which first become exercisable during any calendar year.

         To the extent that the aggregate fair market value of the Common Stock of the Company subject to a grant incentive stock options (determined as of the date such an incentive stock option is granted) which first become exercisable in any calendar year exceeds $100,000, such Options shall be treated as non-incentive stock options. This $100,000 limitation shall be administered in accordance with the rules under Section 422(d) of the Code.

Exercise Price of Options

         Upon the grant of an Option to an employee, director or consultant of the Company, the Administrator will fix the number of shares of the Common Stock that the optionee may purchase upon exercise of the Option and the price at which the shares may be purchased. The Option price for incentive stock options shall not be less than the fair market value of the Common Stock at the time the Option is granted, except that the Option price shall be at least 110% of the fair market value where the Option is granted to an employee who owns more than 10% of the voting power of all classes of stock of the Company or any parent or subsidiary. Under the terms of the Plan, the aggregate fair market value of the stock (determined at the time the Option is granted) with respect to which incentive stock options are exercisable for the first time by such individual during any calendar year shall not exceed $100,000. Non-qualified stock options may be granted at less than fair market value of the Common Stock. "Fair market value" is determined by the Administrator based on the closing price of the Common Stock on the American Stock Exchange ("AMEX"). On April 6, 2001, the closing price of the Common Stock, as reported by the AMEX, was $0.16.

Terms

         All Options available to be granted under the Plan must be granted by July 14, 2008. The Administrator will determine the actual term of the Options but no Option will be exercisable after the expiration of 10 years from the date granted. No incentive stock option granted to an employee who owns more than 10% of the combined voting power of all the outstanding classes of stock in the Company may be exercised after five years from the date of grant.

         The Options granted pursuant to the Plan shall not be transferable except (1) by will or the laws of descent and distribution and (2) non-qualified options may be transferred in limited circumstances to immediate family members and family limited partnerships, with the consent of the Administrator.

Exercise of Options

         Options granted to employees, directors or consultants under the Plan may be exercised during the optionee's lifetime only by the optionee during his employment or service with the Company or for a period not exceeding three months after voluntary termination, or for a period not exceeding one year if the optionee ceased employment or service as a director or consultant because of permanent or total disability within the meaning of Section 22(e)(3) of the Code. Options may be exercised by the optionee's estate, or by any person who acquired the right to exercise such Option by bequest or inheritance from the optionee for a period of twelve months from the date of the optionee's death. If such Option shall by its terms sooner expire, such Option shall not be extended as a result of the optionee's death.

         The consideration to be paid to the Company upon exercise of an Option may consist of any combination of cash, checks, promissory notes, shares of Common Stock, and/or any other forms of consideration permitted under Delaware law and approved by the Stock Option Committee and/or the Board of Directors. With the exception of the consideration received by the Company upon the exercise of Options granted under the Plan, no consideration is received by the Company for the granting or extension of any Options.

Previously Granted Options

         As of December 30, 2000, the Company had granted options to purchase an aggregate of 4,646,177 shares of Common Stock under the Plan at a weighted average exercise price of $1.99 per share. Of such options, 1,662,200 shares and 2,983,977 shares were vested and unvested, respectively, and 335,000 Options granted under the Plan had been exercised. The following table sets forth information as of December 30, 2000 concerning option grants made during fiscal 2000, with respect to (1) each executive officer, (2) all current executive officers as a group, (3) each nominee for election as a Director, (4) all current Directors who are not executive officers as a group, and (5) all employees, including all current officers who are not executive officers, as a group



                                                                    Options Granted During         Weighted Average
                                                                         Fiscal 2000                Exercise Price
                                                                  -------------------------      -------------------

Sal Perisano............................................                   464,260                         $0.69

Patrick Farrell.........................................                   165,657                         $0.69

All Executive Officers as a group (2 persons)...........                   629,917                         $0.69

Robert H. Lessin........................................                    25,000                         $0.31

Stuart Moldaw...........................................                    25,000                         $0.31

Christina Weaver........................................                    25,000                         $0.13

All current Directors who are not
     Executive Officers as a group (3 persons)..........                    75,000                         $0.25
                                                                            ======                         =====

All employees, including current officers
     who are not executive officers as a group
     (75 persons).......................................                 1,981,298                         $1.33
                                                                         =========                         =====

Amendments and Discontinuance of the Plan

         The Plan can be amended, suspended or terminated at any time by action of the Company's Board of Directors except that no amendment to the Plan can be made without prior stockholder approval where such amendment would result in (1) any material increase in the total number of shares of Common Stock subject to the Plan, (2) any change in the class of eligible participants for Options under the Plan, (3) any material increase in the benefits accruing to participants under the Plan, or (4) stockholder approval being required for continued compliance with Rule 16b-3 promulgated under the Exchange Act.

Vote Required

         The affirmative vote of a majority of Company's outstanding shares of Common Stock and Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock, Series D Preferred Stock, Series E Preferred Stock, and Series F Preferred Stock on a converted basis is required for the approval of the amendment to the Plan.

Recommendation of the Board of Directors

         The Board of Directors recommends a vote FOR the approval of the amendment to the Plan.

                                   PROPOSAL 4

                   RATIFICATION OF APPOINTMENT OF INDEPENDENT
                               PUBLIC ACCOUNTANTS

         There will also be submitted for consideration and voting at the Annual Meeting the ratification of the appointment by the Company's Board of Directors of Arthur Andersen LLP as independent public accountants for the purpose of auditing and reporting upon the financial statements of the Company for the fiscal year ending December 29, 2001. The Board of Directors of the Company previously selected and approved the accounting firm of Arthur Andersen LLP as independent public accountants to audit and report upon the Company's financial statements for the fiscal year ended December 29, 2001. Arthur Andersen LLP has no direct or indirect financial interest in the Company.

         Representatives of Arthur Andersen LLP are expected to be present at the Annual Meeting, and they will be afforded an opportunity to make a statement at the Annual Meeting if they desire to do so. It is also expected that such representatives will be available at the Annual Meeting to respond to appropriate questions by stockholders.

Audit Fees

         Audit fees billed to the Company by Arthur Andersen LLP for: (1) the audit of the Company's annual financial statements included in the Company's
Annual report on Form 10-KSB and (2) the review of the financial statements included in the Company's quarterly reports on Form 10-QSB for the year 2000, totaled $160,000.

Vote Required

         The affirmative vote of a majority of Company's outstanding shares of Common Stock and Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock, Series D Preferred Stock, Series E Preferred Stock, and Series F Preferred Stock on a converted basis is required for the ratification of the appointment of the independent public accountants.

Recommendation of the Board of Directors

         The Board of Directors  recommends a vote for the  ratification  of the
appointment  of  Arthur  Andersen  LLP  as  the  Company's   independent  public
accountants for the fiscal year ending December 29, 2001.

                                     GENERAL

Incorporation by Reference

         The Securities and Exchange Commission allows the Company to "incorporate by reference" the information the Company has previously filed with it, which means that the Company can disclose important information to you be referring you to those documents. The information that the Company incorporates by reference is considered to be part of this Proxy Statement. The Company incorporates by reference the audited financial statements, including the notes thereto and together with public accountant's reports thereon of the Company's Annual Report on Form 10-KSB for the year ended December 30, 2000.

Other Matters

         The Board of Directors does not know of any matters that are to be presented at the Annual Meeting other than those stated in the Notice of Annual Meeting and referred to in this Proxy Statement. If any other matters should properly come before the Annual Meeting, it is intended that the proxies in the accompanying form will be voted as the persons named therein may determine, in their discretion.

Shareholder Proposals

         A shareholder of the Company who wishes to present a proposal for action at the Company's 2001 Annual Meeting of Shareholders must submit such proposal to the Company, in accordance with Rule 14a-8 under the Securities Exchange Act of 1934. To be eligible for inclusion such proposal must be received by the Company, no later than December 29, 2001.

Solicitation of Proxies

         The cost of solicitation of proxies in the accompanying form will be borne by the Company, including expenses in connection with preparing and mailing this Proxy Statement. In addition to solicitation of proxies by mail, Directors, officers and employees of the Company (who will receive no additional compensation therefor) may solicit the return of proxies by telephone, telegram or personal contact. Arrangements have also been made with brokerage houses and other custodians, nominees and fiduciaries for the forwarding of solicitation material to the beneficial owners of Common Stock, Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock, Series D Preferred Stock, Series E Preferred Stock, and Series F Preferred Stock held of record by such persons, and the Company will reimburse them for the reasonable out-of-pocket expenses incurred by them in connection therewith. Each holder of the Common Stock, Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock, Series D Preferred Stock, Series E Preferred Stock, and Series F Preferred Stock who does not expect to be present at the Annual Meeting or who plans to attend but who does not wish to vote in person, is urged to fill in, date and sign the enclosed proxy and return it promptly in the enclosed return envelope.

                                              By Order of the Board of Directors


                                               Daniel DeWolf, Secretary

                                                                      Appendix A

                            TEXT OF AMENDMENT TO THE
                      RESTATED CERTIFICATE OF INCORPORATION


                            CERTIFICATE OF AMENDMENT

                                       OF

                      RESTATED CERTIFICATE OF INCORPORATION

                                       OF

                                  iPARTY CORP.

         iParty Corp., a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware (the "Corporation"), does hereby certify:

         FIRST: That Article FOURTH of the Corporation's Restated Certificate of Incorporation is hereby amended to read in its entirety as follows:


                "FOURTH. Authorized Shares.

                1. The aggregate number of shares of which the Corporation shall have the authority to issue is 160,000,000, of which 10,000,000 shares with par value of $.001 per share shall be designated as Preferred Shares, and 150,000,000 shares with par value of $.001 per share shall be designated as Common Shares.

                2. Authority is hereby expressly granted to the Board of Directors from time to time to issue the Preferred Shares as Preferred Shares of any series and, in connection with the creation of each series, to fix the number of shares of such series, and the designations, powers, preferences, and rights, and the qualifications, limitations, and restrictions, of such series, to the full extent now or hereafter permitted by the laws of the State of Delaware."

         SECOND: Such amendment was approved on June 18, 2001 by a majority of the Corporation's outstanding capital stock entitled to vote thereon.

         THIRD:   The aforesaid  amendment  was duly adopted in accordance  with the  applicable  provisions of Section 242 of the Delaware  General  Corporation
Law.

         IN WITNESS WHEREOF, the undersigned being the Chief Executive Officer of the Corporation, does make this certificate, hereby declaring and certifying that this is the act and deed of the Corporation and the facts herein stated are true, and accordingly has hereunto set his hand this ____th day of June, 2001.



                                                         -----------------------
                                                         Sal Perisano
                                                         Chief Executive Officer

                                                                      Appendix B


                   TEXT OF AMENDMENT TO THE 1998 INCENTIVE AND
                         NONQUALIFIED STOCK OPTION PLAN

         RESOLVED, that the 1998 Incentive and Nonqualified Plan of iParty Corp., be amended by modifying the second sentence of Section 4(b) thereof to read in its entirety as follows: "Subject to adjustment as provided in paragraph 13 hereof, the aggregate number of shares to be delivered under the Plan shall not exceed eleven million (11,000,000) shares."

                                  iParty Corp.

    THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF iPARTY CORP. FOR THE
           ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON JUNE 18, 2001.

                  The undersigned, as a holder of shares of common stock, par value $.001 per share ("Shares"), of iParty Corp., a Delaware corporation (the "Company"), hereby appoints Mr. Sal Perisano and Mr. Patrick Farrell, and each of them individually, as proxies for the undersigned, with full power of substitution in each of them, to attend the Annual Meeting of Stockholders of the Company to be held at the offices of Posternak, Blankstein & Lund, L.L.P located at 100 Charles River Plaza, Boston, MA 02114, on Monday, June 18, 2001 at 10:00 a.m., local time, and any adjournments or postponements thereof (the "Annual Meeting"), to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at such meeting with respect to Proposals 1, 2, 3 and 4 set forth below and to vote and otherwise represent the undersigned on any other matter that may properly come before the meeting or any adjournment or postponement thereof in the discretion of the Proxy holder. The undersigned hereby acknowledges receipt of the accompanying Proxy Statement and revokes any proxy heretofore given with respect to such meeting.

You may revoke this proxy at any time before it has been exercised by filing a written revocation with the Secretary of the Company at the address of the Company, by filing a duly executed proxy bearing a later date or by appearing in person and voting by ballot at the Annual Meeting.

The votes entitled to be cast by the undersigned will be cast as instructed below. If this Proxy is executed but no instruction is given, the votes entitled to be cast by the undersigned will be cast "for" each of the nominees for director in Proposal 1 and "for" Proposal 2, 3, and 4 and in the discretion of the Proxy holder on any other matter that may properly come before the meeting or any adjournment or postponement thereof. Please mark your choice like this:
[X]


YOUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" PROPOSALS 1, 2, 3 AND 4.

                Proposal 1  -
                ----------

                [_] For each of the following nominees for director: Sal Perisano, Robert Lessin, Stuart Moldaw, Lorenzo Roccia, and Christina Weaver* and as more fully described in the accompanying Proxy Statement.

                [_]        Withhold authority as to all listed nominees.

                [_]        For all nominees except the following:
                                                                 ---------------
                * To be  elected  only by a vote of the  holders of the Series D
                  Convertible Preferred Stock.

                Proposal 2  -
                ----------
                 Approval of the amendment to the Company's Restated Certificate of Incorporation to effect an increase in the number of authorized shares of Common Stock from 50,000,000 to 150,000,000.


                  (check one box)         [_] For      [_] Against   [_] Abstain

                  Proposal 3
                  ----------

                 Approval of the amendment to the Company's 1998 Stock Option Plan to effect an increase in the number of shares authorized for issuance.


                  (check one box)         [_] For      [_] Against   [_] Abstain

                  Proposal 4
                  ----------

                 Ratification of the selection of Arthur Andersen LLP as the independent public accountant for the fiscal year ending December 29, 2001, as more fully described in the accompanying Proxy Statement.


                  (check one box)         [_] For      [_] Against   [_] Abstain

     / / CHECK HERE ONLY IF YOU PLAN TO ATTEND THE ANNUAL MEETING IN PERSON

Print and sign your name below exactly as it appears on the records of the Company and date this card. When signing as attorney, executor, administrator, trustee, guardian or in another representative capacity, please give full title, as such. Joint owners should each sign. If a corporation, please sign in full corporate name by president or authorized officer. If a partnership, please sign in partnership name by an authorized person.

                                       Date:                    , 2001
                                             -------------------------



                                         ---------------------------------------
                                         Signature (title, if any)



                                         ---------------------------------------
                                         Signature, if held jointly



                                         ---------------------------------------
                                         Title or Authority